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                                                                    EXHIBIT 23.1


                           CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of our report dated January 22, 1999, with respect to the consolidated financial statements of Pacific Century Financial Corporation and subsidiaries included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                        /s/  ERNST & YOUNG LLP

Honolulu, Hawaii
June 4, 1999


                                          4.